                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
| |  Preliminary Proxy Statement              | | Confidential, For Use of the
                                                  Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to Exchange Act Rule 240.14a-11 or 14a-12

                               PLANET ZANETT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
|X|                  No Fee Required
| |  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

     (1) Title of each class of securities to which investment applies:

         -----------------------------------------

     (2) Aggregate number of securities to which investment applies:

          -----------------------------------------

     (3) Per unit price or other underlying value of investment computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined.)

          -----------------------------------------

     (4) Proposed maximum aggregate value of investment:

          -----------------------------------------

     (5) Total Fee paid

          -----------------------------------------

| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               PLANET ZANETT, INC.
                              135 EAST 57TH STREET
                                   15TH FLOOR
                               NEW YORK, NY 10022



                                                              May 10, 2001




DEAR FELLOW STOCKHOLDER:


     You are cordially invited to attend the annual meeting of stockholders (the "Stockholders' Meeting") of Planet Zanett, Inc. ("Planet Zanett") to be held on Wednesday, June 6, 2001 at 2:00 P.M., local time, at 135 East 57th Street, 15th Floor, New York, NY 10022.

     At the Stockholders' Meeting, you will be asked to consider and vote upon the election of five members of the Board of Directors and to consider and approve BDO Seidman, LLP as Planet Zanett's independent auditors for the fiscal year ending December 31, 2001. Our Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement.

     We look forward to seeing you at the Stockholders' Meeting and we urge your favorable vote on the proposals in the Proxy Statement. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.


                                            Sincerely,



                                            /s/ David M. McCarthy


                                            David M. McCarthy
                                            Chief Executive Officer

                               PLANET ZANETT, INC.
                              135 EAST 57TH STREET
                                   15TH FLOOR
                               NEW YORK, NY 10022

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 6, 2001

To the Stockholders of Planet Zanett, Inc. ("Planet Zanett"):

The annual meeting of stockholders (the "Stockholders' Meeting") of Planet Zanett will be held on June 6, 2001, at 2:00 P.M., local time, at 135 East 57th Street, 15th Floor, New York, NY 10022, for the following purposes:

     o To consider and vote upon the election of five members of the Board of Directors-

     o To consider and vote upon a proposal to ratify the appointment of BDO Seidman, LLP as Planet Zanett's independent auditors for the fiscal year ending December 31, 2001; and

     o To transact such other business as may properly come before the Stockholders' Meeting and any or all adjournments or postponements thereof.

THE BOARD OF DIRECTORS OF PLANET ZANETT RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE DIRECTORS NOMINATED HEREIN AND FOR RATIFICATION OF BDO SEIDMAN, LLP AS PLANET ZANETT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

The Board of Directors of Planet Zanett has fixed the close of business on April 16, 2001 as the record date for determining the stockholders entitled to receive notice of and to vote at the Stockholders' Meeting and at any and all adjournments or postponements thereof.

Management welcomes your attendance at the Stockholders' Meeting. Whether or not you expect to attend the Stockholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the Stockholders' Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/ DAVID M. MCCARTHY

                                        DAVID M. MCCARTHY
                                        DIRECTOR



                             YOUR VOTE IS IMPORTANT.
             TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE
              ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED,
                          POSTAGE PAID RETURN ENVELOPE.

                                                   TABLE OF CONTENTS


VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES ......................    1

ADDITIONAL INFORMATION ....................................................    2

SOLICITATION OF PROXIES ...................................................    2

PROPOSAL I - ELECTION OF DIRECTORS ........................................    4

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS .........    7

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS ...............    9

EXECUTIVE COMPENSATION ....................................................   10

RELATED PARTY TRANSACTIONS ................................................   11

OTHER STOCKHOLDER MATTERS .................................................   11

OTHER BUSINESS ............................................................   11

                               PLANET ZANETT, INC.
                              135 EAST 57TH STREET
                                   15TH FLOOR
                               NEW YORK, NY 10022

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

         The enclosed proxy is solicited by the Board of Directors of Planet Zanett, Inc. ("Planet Zanett"), a Delaware corporation, for use at the annual meeting of stockholders (the "Stockholders' Meeting") of Planet Zanett to be held on Wednesday, June 6, 2000 at 2:00 P.M., local time, at 135 East 57th Street, 15th Floor, New York, NY 10022, or any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to Planet Zanett's stockholders on or about May 10, 2001.

              VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES

         The Board of Directors has fixed the close of business on April 16, 2001 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Stockholders' Meeting. As of the Record Date there were 24,257,052 shares of common stock ("Common Stock") issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Stockholders' Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the Common Stock entitled to vote at the Stockholders' Meeting is necessary to constitute a quorum at the Stockholders' Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Stockholders' Meeting or any adjournments or postponements thereof.

         Shares of Common Stock represented at the Stockholders' Meeting in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Stockholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Stockholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Stockholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

         The holders of Common Stock do not have cumulative voting rights in connection with the election of Directors. All shares of Common Stock which are entitled to vote and are represented at the Stockholders' Meeting by properly executed proxies received prior to or at the Stockholders' Meeting, and not revoked, will be voted at the Stockholders' Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

         The Board of Directors does not intend to bring any matter before the Stockholders' Meeting other than the matters specifically referred to in the notice of the Stockholders' Meeting, nor does the Board of Directors know of any other matter which anyone else proposes to present for action at the Stockholders' Meeting. However, if any other matter is properly brought before the Stockholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Stockholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Stockholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Planet Zanett, at or before the taking of a vote at the Stockholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Planet Zanett before the taking of a vote at the Stockholders' Meeting or (iii) attending the Stockholders' Meeting and voting in person (although attendance at the Stockholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Planet Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022, Attention: Corporate Secretary, or hand delivered to the Secretary of Planet Zanett at or before the taking of the vote at the Stockholders' Meeting.

         Enclosed herewith are proxy card(s) for use by holders of Planet Zanett's Common Stock. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of Common Stock represented at the Stockholders' Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein.

                             ADDITIONAL INFORMATION

         A copy of Planet Zanett's Annual Report for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. Planet Zanett will furnish without charge to any stockholder, upon written or oral request, any other documents filed by Planet Zanett pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Requests for such documents should be addressed to David
M. McCarthy, Chief Executive Officer, Planet Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022, telephone number (212) 980-4600. Documents filed by Planet Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), which is publicly available through the SEC's Web site (http://www.sec.gov).

                             SOLICITATION OF PROXIES

         All expenses of Planet Zanett's solicitation of proxies for the Stockholders' Meeting will be borne by Planet Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Planet Zanett stockholders by directors, officers and employees of Planet Zanett in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Planet Zanett reserves the right to retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Stockholders' Meeting, should the Board of Directors deem such action prudent. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Planet Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Board of Directors is currently composed of five Directors. Therefore, Planet Zanett is nominating five Directors for election at the Stockholders' Meeting by the holders of the Common Stock.

         Set forth below is certain information with respect to the persons nominated for election by the Board of Directors. With respect to each such person, such information includes his age, the period, if any, during which he has served as a Director of Planet Zanett and his principal occupation and employment during at least the past five years. Unless otherwise specified on the enclosed proxy card, each proxy received from the holders of shares of Common Stock entitled to vote will be voted for the election as Directors of the five nominees named below as nominees to serve until the next annual meeting of stockholders and until a successor in office shall be duly elected and qualified. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

                           VOTE REQUIRED FOR APPROVAL

         The five Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

         The following persons have been nominated for election as Directors by the holders of the Common Stock:


NAME AND AGE                                                  DESCRIPTION

Claudio M. Guazzoni, 38                              Mr. Guazzoni has served as President and Director of
                                                     Planet Zanett since October, 2000.  In 1993, Mr.
                                                     Guazzoni co-founded The Zanett Securities
                                                     Corporation, of which he is President.  Mr. Guazzoni
                                                     has served on the Board of Directors of SmartServe
                                                     Online Inc. since January 1998.

David M. McCarthy, 38                                Mr. McCarthy has served as Chief Executive Officer
                                                     and Director of Planet Zanett since October, 2000.  In
                                                     1993, Mr. McCarthy co-founded The Zanett Securities
                                                     Corporation, of which he is Vice President and
                                                     Chairman of the Board of Directors.

Dr. Andrew Schiff, 34                                Dr. Schiff has served as a Director of Planet Zanett
                                                     since October, 2000.  Dr. Schiff is currently an
                                                     associate with Perseus-Soros Biopharmaceutical Fund,
                                                     LP ("Perseus-Soros").  Dr. Schiff has been an associate
                                                     at Perseus-Soros since September, 1999.  From January
                                                     1995 to September, 1999, Dr. Schiff served as Assistant
                                                     Professor of Medicine at The New York Presbyterian
                                                     Hospital.

Mohan M. Trikha, 55                                  Mr. Trikha has served as a Director of Planet Zanett
                                                     since March, 2001.  Mr. Trikha is the President and
                                                     Chief Executive Officer of InfoDream which he joined
                                                     in October, 2000.  Prior to his joining InfoDream, Mr.
                                                     Trikha was Vice President and General Manager of
                                                     Strategy and Planning for Xerox Corporation's Internet
                                                     and Software Solutions division where he played an
                                                     important role in building the company's new generation
                                                     of online services and solutions. Additionally, Mr.
                                                     Trikha was Founder and CEO of InXight Software, an
                                                     independent company funded by Xerox, and has held
                                                     several senior-level positions with divisions of Xerox
                                                     Corporation and IBM. Mr. Trikha is on InfoDream's
                                                     Board of Directors and sits on the Boards of iValue Hub,
                                                     Abeona Networks, Crystal Software, and is an Executive
                                                     Board Member of T.I.E., a professional organization for
                                                     entrepreneurs.

L. Scott Perry, 52                                   Mr. Perry has served as a Director of Planet Zanett since
                                                     March, 2001.  Presently, Mr. Perry is the Vice
                                                     President of Strategy & Business Development at AT&T
                                                     Corp.  Mr. Perry is responsible for building and refining
                                                     the business strategy of AT&T and leading the
                                                     development of growth plans which include close and
                                                     effective relationships with other computer and
                                                     networking product and service firms.  Mr. Perry and
                                                     his team led the 1998 acquisition of IBM's Global
                                                     Network business.

                                                     Before joining AT&T, Mr. Perry was with IBM for almost
                                                     sixteen years. During that time he held a number of
                                                     marketing, sales executive positions, culminating in his
                                                     last assignment as General Manager, Academic Computing
                                                     Information Systems, an independent business unit with
                                                     responsibility for strategy, development, marketing and
                                                     support of information systems to the higher education
                                                     marketplace.

                                                     Mr. Perry is on the Board of Directors and is the past
                                                     Chairman of the Information Technology Association of
                                                     America (ITAA). He also serves on the Board of Directors of
                                                     Junior Achievement of New York, INEA, SMARTSERV ONLINE, and
                                                     AONET.

                       MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors did not conduct any meetings during the fiscal year ended December 31, 2000. The Board of Directors acted several times by unanimous written consent in lieu of a meeting as permitted by Delaware law. The Board of Directors established an Audit Committee ("Audit Committee") in March, 2001. The members of the Audit Committee are Dr. Andrew Schiff and Mohan M. Trikha. The Audit Committee adopted a formal written Audit Committee charter (the "Written Charter") and a copy of the Written Charter accompanies this Proxy Statement. The Audit Committee has not conducted any meetings since its inception, nor has it reviewed and discussed the audited financial statements with management and Planet Zanett's independent auditors.

                                  AUDIT REPORT

         For the fiscal year ended December 31, 2000, the Board of Directors has reviewed and discussed the audited financial statements with management and Planet Zanett's independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Board of Directors has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

         Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Board of Directors referred to below, the Board of Directors recommended that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                                  BOARD OF DIRECTORS:

                                                  David M. McCarthy
                                                  Claudio M. Guazzoni
                                                  Dr. Andrew Schiff
                                                  Mohan M. Trikha
                                                  L. Scott Perry


                               EXECUTIVE OFFICERS

         The following are the executive officers of Planet Zanett:

         NAME                                      TITLE

         David M. McCarthy                         Chief Executive Officer
         Claudio M. Guazzoni                       President and Secretary
         Jack M. Rapport                           Chief Financial Officer

                                   PROPOSAL II

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has, subject to the ratification by the stockholders, appointed BDO Seidman, LLP, independent auditors, to audit the financial statements of Planet Zanett for the fiscal year ending December 31, 2001. BDO Seidman, LLP audited the financial statements of Planet Zanett for the fiscal year ended December 31, 2000. Representatives of BDO Seidman, LLP are not expected to be present at the Stockholders' Meeting.

                           VOTE REQUIRED FOR APPROVAL

         The proposal to ratify the appointment of BDO Seidman, LLP requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Stockholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Stockholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Stockholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal II.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL II.

                         CHANGE IN INDEPENDENT AUDITORS

         On March 8, 2001, the Board of Directors of Planet Zanett together with the principals of McEnerney, Brady & Company LLC ("MBC"), the principal accountant previously engaged to audit Planet Zanett's financial statements, mutually agreed that MBC would voluntarily withdraw from the engagement as of that date. Neither of the reports provided by MBC for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During Planet Zanett's two most recent fiscal years and the subsequent period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         On March 8, 2001, the Board of Directors of Planet Zanett approved the engagement of BDO Seidman, LLP ("BDO Seidman") as the principal accountant to audit Planet Zanett's financial statements. During Planet Zanett's two most recent fiscal years and the subsequent period prior to such appointment, Planet Zanett has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Planet Zanett's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

                                   AUDIT FEES

         The aggregate fees billed by BDO Seidman for professional services rendered for the audit of Planet Zanett's annual financial statements for the fiscal year ended December 31, 2000 were $75,000.

                                 ALL OTHER FEES

         Other than the fees for services described above under "Audit Fees", Planet Zanett has not accrued any other accounting fees for the fiscal year ended December 31, 2000.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning the beneficial ownership of Planet Zanett's common stock as of April 16, 2001 by each director and executive officer, all directors and officers as a group, and each person known to Planet Zanett to beneficially own 5% or more of its outstanding common stock.

                                                                              AMOUNT AND NATURE
                                   NAME AND ADDRESS OF                         OF BENEFICIAL           PERCENTAGE OF
         TITLE OF CLASS            BENEFICIAL OWNER                             OWNERSHIP (1)            CLASS (1)
         --------------            ----------------                           -----------------        -------------
          Common Stock             Claudio M. Guazzoni                            7,454,111               30.73%
                                   135 East 57th Street
                                   15th Floor
                                   New York, NY  10022

                                   David M. McCarthy                              7,669,111               31.62%
                                   240 East 39th Street
                                   Apt. 30G
                                   New York, NY  10016

                                   Andrew Schiff                                      0                      0
                                   888 7th Avenue, 29th Floor
                                   New York, NY  10016

                                   Mohan Trikha                                       0                      0
                                   838 Calaveras Ridge Drive
                                   Milpitas, CA  95035

                                   L. Scott Perry                                     0                      0
                                   43 Valley Forge Road.
                                   Weston, CT  06883

                                   All Directors and Executive Officers as        15,123,222               62.35%
                                   a Group (5 persons)

                                   Bruno Guazzoni                                  5,262,112              21.69%
                                   135 East 57th Street
                                   15th Floor
                                   New York, NY  10022



(1) Based upon 24,257,052 shares of common stock issued and outstanding as of April 16, 2001, calculated in accordance with Rule 13d-3 promulgated under the Exchange Act. It also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the total compensation of Planet Zanett's officers for the fiscal year ended December 31, 2000. The compensation noted in the table below was accounted for as an additional contribution to capital and was not paid in cash. Other than as set forth in the table, no officer or director received any compensation for serving as an officer or director of Planet Zanett. No advances have been made or contemplated by Planet Zanett to any of its officers, directors, or principal stockholders, or any of their affiliates or associates.

         There is no policy that prevents management from adopting a plan or agreement in the future that would provide for cash or stock based compensation for services rendered to Planet Zanett.


NAME AND TITLE              SALARY ($)                SECURITIES OPTIONS
--------------              ----------                ------------------
Claudio M. Guazzoni           95,000                           0
David M. McCarthy             95,000                           0


                              EMPLOYMENT AGREEMENTS

         Planet Zanett has entered into employment agreements with two officers, each for a term of two years, that will be renewed for successive annual terms until canceled by Planet Zanett or the officer. Compensation is determined by the officer and Planet Zanett on an annual basis and consists of a combination of cash compensation and grants of incentive stock options. For the period ended December 31, 2000, Planet Zanett agreed to an annual base of $95,000 in annual compensation for each officer, of which $23,750 was accounted for as an additional contribution to capital and was not paid in cash for the period of October 1 through December 31, 2000. Other than these two employment agreements, there are no agreements or understandings, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with Planet Zanett or compensation for services.

        STOCK OPTIONS GRANTED DURING FISCAL YEAR ENDED DECEMBER 31, 2000

         The Company has no plan, agreement, or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding the issuance to such persons of any shares of Planet Zanett's authorized and unissued common stock. There is no understanding between Planet Zanett and any of its present stockholders regarding the sale of a portion or all of the common stock currently held by them in connection with any future participation by Planet Zanett in a business. There are no other plans, understandings, or arrangements whereby any of Planet Zanett's officers, directors, or principal stockholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with Planet Zanett's participation in a business. Members of Planet Zanett's Board of Directors are not compensated for their service as directors.

                           RELATED PARTY TRANSACTIONS

         Planet Zanett has entered into a Management Services Agreement with Zanett Securities Corporation, which is wholly owned by Claudio M. Guazzoni and David M. McCarthy. Pursuant to this agreement, Zanett Securities Corporation has agreed to provide Planet Zanett and its affiliate companies with the use of facilities in exchange for potential business opportunities that Planet Zanett introduces to Zanett Securities. Other than the Management Services Agreement, there are no proposed transactions and no transactions during the past two years to which Planet Zanett was a party and in which any officer, director, or principal shareholder, or their affiliates or associates, was also a party.


                            OTHER STOCKHOLDER MATTERS

             STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS FOR
              PLANET ZANETT'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Any stockholder who intends to present a proposal for consideration at Planet Zanett's next annual meeting of stockholders intended to occur on or about June 5, 2002, must submit his proposal to Planet Zanett on or before December 21, 2001 in order to have Planet Zanett consider the inclusion of such proposal in Planet Zanett's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

         Nominations for election to the Board of Directors at Planet Zanett's next annual meeting may be made only in writing by a stockholder entitled to vote at such annual meeting and must be addressed to the Corporate Secretary, Planet Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before December 21, 2001 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matters that may be brought before the Stockholders' Meeting. If other matters not now known come before the Stockholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Planet Zanett's directors, certain of its officers and persons who own more than ten percent (10%) of Planet Zanett's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish Planet Zanett with copies of these reports.

         During the year 2000, Mr. Bruno Guazzoni failed to file Form 3 within ten days after he became a reporting person under Section 16(a) but filed Form 3 shortly thereafter. The Company believes that all other Section 16(a) filing requirements applicable to the reporting persons were complied with by them.

                              INDEPENDENT AUDITORS

         Representatives of BDO Seidman, LLP are not expected to be present at the Stockholders' Meeting.

                          ANNUAL REPORT TO STOCKHOLDERS

         A copy of Planet Zanett's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Annual Report") which contains copies of Planet Zanett's audited financial statements is being sent to stockholders with this Proxy Statement. The Annual Report shall not be deemed proxy solicitation material.

                                                                       EXHIBIT A

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                               PLANET ZANETT, INC.

                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Planet Zanett, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing:

         o Financial reports and other financial information provided by the Company to any governmental body or the public;

         o The Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

         o The Company's auditing, accounting and financial reporting processes generally.

Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies and procedures and practices at all levels.

         The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

         o Select, evaluate, and, where appropriate, replace independent accounts who ultimately are accountable to the Board and the Committee, as representatives of shareholders;

         o Review and appraise the audit efforts of the internal auditing department;

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

         The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until the members' successors shall be duly elected and qualified. The Committee must be comprised of at least two (2) members, a majority of whom must be independent directors. "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (A) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (B) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in- law, daughter-in-law, and anyone who resides in such person's home;

         (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (E) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with Paragraph 4 of Section IV below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the members of the Committee shall:

DOCUMENTS/REPORTS REVIEW

         1. Review and reassess the adequacy of this Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

         4. Review with financial management and the independent accountants each quarterly filing on Form 10Q-SB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

         5. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.

         6. Ensure receipt from independent accountants on an annual basis of a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1.

         7. Actively engage on an ongoing basis in a dialogue with independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountant.

         8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         9. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

         10. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

         11. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         12. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS IMPROVEMENT

         13. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         14. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         15. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

         16. Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

ETHICAL AND LEGAL COMPLIANCE

         17. Review all related party and potential conflict of interest transactions on an ongoing basis.

         18. Review activities, organizational structure, and qualifications of the internal accounting department.

         19. Ensure that management has established a system of internal control regarding ethics issues.

         20. Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy any legal requirements.

         21. Review, with the organization's counsel, any legal compliance matters, i.e., Company securities trading policies, etc.

         22. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         23. Perform any other activities consistent with this Charter, the Company's By-laws and any governing law or regulations, as the Committee or the Board deems necessary or appropriate.

                               PLANET ZANETT, INC.

                               COMMON STOCK PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I hereby constitute and appoint David M. McCarthy my true and lawful agent and proxy, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Meeting of Stockholders of Planet Zanett, Inc. to be held on June 6, 2001 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

     Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting of Stockholders. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY MATTERS AS TO WHICH A CHOICE IS NOT SPECIFIED BY THE STOCKHOLDER AND ANY MATTERS THAT PLANET ZANETT DID NOT HAVE NOTICE OF A REASONABLE TIME BEFORE PLANET ZANETT MAILED THE PROXY MATERIALS RELATING TO THE STOCKHOLDER'S MEETING.

     Please mark, sign, date and return the Proxy Card promptly.
                                 [Reverse Side]

1.   Proposal I, Election of Directors


FOR all nominees listed (except             WITHHOLD                   To withhold authority to vote for any
as indicated to the contrary below)         AUTHORITY                  individual nominee, strike a line
                                                                       through the nominee's name listed
                                                                       below:


                 /  /                           /  /

David M. McCarthy

Claudio M. Guazzoni

Dr. Andrew Schiff

Mohan M. Trikha

L. Scott Perry


AUTHORITY TO VOTE FOR A NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE
STRIKING OUT THE NAME OF THE NOMINEE.

2.  Proposal II, to ratify the Board of Directors' appointment of BDO Seidman,
    LLP, independent auditors, as auditors for Planet Zanett for the fiscal year ending December 31, 2001.

    FOR                                      AGAINST                                     ABSTAIN

    /   /                                        /  /                                     /  /


The undersigned hereby revokes all previous proxies for the Meeting of Stockholders and acknowledges receipt of the Notice of Meeting and Proxy Statement of Planet Zanett, Inc.


                                Date:---------------------------, ---------

                                -------------------------------------------

                                -------------------------------------------

                                By:----------------------------------------


       NOTE: Please sign this proxy exactly as name(s) appear in address.
           When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.